UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: November 25, 2019

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, NY 10010

(Address of principle executive offices and zip code)

Registrant’s telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 24, 2019, Registrant entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Registrant, LVMH Moët Hennessy - Louis Vuitton SE, a societas Europaea (European company) organized under the laws of France (“Parent”), Breakfast Holdings Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Holding”), and Breakfast Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Holding (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into Registrant (the “Merger”), with Registrant continuing as the surviving company in the Merger and a wholly owned indirect subsidiary of Parent.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.01 par value, of Registrant (“Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock owned by Registrant, Parent or any of their respective wholly owned subsidiaries, and shares of Common Stock owned by stockholders of Registrant who have properly demanded and not withdrawn a demand for appraisal rights under Delaware law) will be converted into the right to receive $135.00 in cash, without interest and less any required tax withholding (the “Per Share Merger Consideration”).

In addition, subject to the terms and conditions of the Merger Agreement, at the Effective Time, (1) each option to purchase shares of Common Stock (“Company Option”) granted pursuant to Registrant’s 2014 Employee Incentive Plan, 2005 Employee Incentive Plan, 2017 Directors Equity Compensation Plan and 2008 Directors Equity Compensation Plan (collectively, the “Equity Plans”) that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, shall be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the excess, if any, of (A) the Per Share Merger Consideration over (B) the per-share exercise price for such Company Option, multiplied by (ii) the total number of shares of Common Stock underlying such Company Option; (2) each performance stock unit granted pursuant to the Equity Plans (“Company PSU”) that is outstanding as of immediately prior to the Effective Time shall be canceled and converted into the right to receive an amount in cash, without interest, equal to the sum of (A) any accrued but unpaid cash in respect of dividend equivalent rights representing fractional shares of Common Stock with respect to such Company PSU plus (B) the product of (i) the total number of shares of Common Stock subject to such Company PSU (including for the avoidance of doubt any dividend equivalent units credited in respect of Company PSUs) immediately prior to the Effective Time, multiplied by (ii) the Per Share Merger Consideration; and (3) each restricted stock unit granted pursuant to the Equity Plans (“Company RSU”) that is outstanding as of immediately prior the Effective Time shall be canceled and converted into the right to receive an amount in cash , without interest, equal to the sum of (A) any accrued but unpaid cash in respect of dividend equivalent rights representing fractional shares of Common Stock with respect to such Company RSU plus (B) the product of (i) the total number of shares of Common Stock underlying such Company RSU (including for the avoidance of doubt any dividend equivalent units credited in respect of Company RSUs), multiplied by (ii) the Per Share Merger Consideration.

The consummation of the Merger is subject to various conditions, including, among others, customary conditions relating to (i) the adoption of the Merger Agreement by holders of a majority of the outstanding shares of Registrant’s common stock entitled to vote on such matter at the meeting of stockholders of Registrant (the “Stockholders Meeting”) to be held to vote on the adoption of the Merger Agreement (or any postponement or adjournment thereof), (ii) the expiration or earlier termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as certain non-U.S. regulatory approvals, (iii) clearance by the Committee on Foreign Investment in the United States, (iv) the absence of a law or order in effect that enjoins, prevents or otherwise prohibits the consummation of the Merger or any other transactions contemplated under the Merger Agreement issued by a governmental entity; (v) the absence of any legal proceeding seeking to enjoin, prevent or otherwise prohibit the consummation of the Merger or any other transactions contemplated under the Merger Agreement instituted by a governmental entity of competent jurisdiction; and (vi) the absence of a Material Adverse Effect (as defined in the Merger Agreement). The obligation of each party to consummate the Merger is also conditioned on the accuracy of the other party’s representations and warranties (subject to certain materiality exceptions) and the other party’s compliance, in all material respects, with its covenants and agreements under the Merger Agreement.

The Merger Agreement also contains customary representations, warranties and covenants of Registrant, Parent, Holding and Merger Sub. Registrant has also made certain covenants in the Merger Agreement, including covenants regarding the operation of the business of Registrant and its subsidiaries prior to the Effective Time. Registrant has also agreed to customary “no-shop” restrictions on Registrant’s ability to solicit alternative transaction proposals from third parties and to provide non-public information to and engage in discussions or negotiations with third parties regarding alternative transaction proposals. Notwithstanding the limitations applicable under the “no-shop” restrictions, after the date of the Merger Agreement, and prior to obtaining the adoption of the Merger Agreement by holders of a majority of the outstanding shares of Registrant’s common stock entitled to vote on such matter at the Stockholders Meeting, Registrant may, under certain circumstances, provide non-public information to and participate in discussions or negotiations with third parties with respect to any unsolicited alternative transaction proposal that the Board of Directors of Registrant (the “Board”) has determined constitutes or could reasonably be expected to result in a Superior Proposal (as defined in the Merger Agreement), but subject to Parent’s right to match, or otherwise propose amendments to its transaction in response to, any such acquisition proposal during a specified notice period.

The Merger Agreement provides for certain customary termination rights of Registrant and Parent, including the right of either party to terminate the Merger Agreement if the Merger is not completed on or before August 24, 2020 (the “Outside Date”), provided that the Outside Date may be extended up to an additional 90 days by either party if all conditions are satisfied other than the receipt of regulatory approvals and CFIUS clearance or absence of legal restraints. Registrant may terminate the Merger Agreement, in certain circumstances, including, prior to obtaining the adoption of the Merger Agreement by holders of a majority of the outstanding shares of Registrant’s common stock entitled to vote on such matter at the Stockholders Meeting, to enter into an acquisition agreement with respect to a Superior Proposal on the terms set forth in the Merger Agreement. The Merger Agreement also provides that Registrant will be required to pay Parent a termination fee of $575 million in certain circumstances, including if Registrant terminates the Merger Agreement to enter into an acquisition agreement with respect to a Superior Proposal.

The foregoing description of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

A copy of the Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Registrant, Parent, Holding, Merger Sub or their respective subsidiaries or affiliates. The representations, warranties, and covenants of each of Registrant, Parent, Holding and Merger Sub contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts or made for other purposes, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations, warranties, and covenants or any descriptions thereof should not be relied upon by any person as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information will not necessarily be fully reflected in Registrant’s public disclosures.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective November 24, 2019, the Board approved an amendment to Registrant’s Restated By-Laws (the “Bylaws”), to implement a forum selection bylaw (the “Bylaw Amendment”). The Bylaw Amendment provides that, unless Registrant consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of Registrant, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of Registrant to Registrant or Registrant’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware, Registrant’s Restated Certificate of Incorporation, as amended, or the Bylaws or (iv) any action asserting a claim governed by the internal affairs doctrine.

The foregoing summary is qualified in its entirety by reference to the Bylaw Amendment, which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01.	Other Events.

Joint Press Release.

On November 25, 2019, Registrant and Parent issued a joint press release announcing that they entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication, including, without limitation, statements relating to the proposed acquisition, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed acquisition and the anticipated benefits thereof. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” or other similar expressions may identify such forward-looking statements.

These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in forward-looking statements, including, as a result of factors, risks and uncertainties over which we have no control. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include, but are not limited to, the following: (i) conditions to the completion of the proposed acquisition, including stockholder approval of the proposed acquisition, may not be satisfied or the regulatory approvals required for the proposed acquisition may not be obtained, in each case, on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the proposed acquisition or affect the ability of the parties to recognize the benefits of the proposed acquisition; (iii) the effect of the announcement or pendency of the proposed acquisition on Registrant’s business relationships, operating results, and business generally; (iv) risks that the proposed acquisition disrupts Registrant’s current plans and operations and potential difficulties in Registrant’s employee retention as a result of the proposed acquisition; (v) risks related to diverting management’s attention from our ongoing business operations; (vi) potential litigation that may be instituted against Registrant or its directors or officers related to the proposed acquisition or the merger agreement between the parties to the proposed acquisition and any adverse outcome of any such potential litigation; (vii) the amount of the costs, fees, expenses and other charges related to the proposed acquisition, including in the event of any unexpected delays; (viii) any adverse effects on Registrant by other general industry, economic, business and/or competitive factors; (ix) other risks to consummation of the proposed acquisition, including the risk that the proposed acquisition will not be consummated within the expected time period, or at all, which may affect Registrant’s business and the price of the common stock of Registrant; and (x) such other factors as are set forth in Registrant’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its Form 10-K for the fiscal year ended January 31, 2019 and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Registrant’s financial condition, results of operations, credit rating or liquidity.

These risks, as well as other risks associated with the proposed acquisition, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed acquisition. There can be no assurance that the proposed acquisition will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the proposed acquisition will be realized. Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events. Registrant does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by Registrant or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Registrant by Parent pursuant to the Merger Agreement. In connection with the proposed acquisition, Registrant intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Registrant will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF REGISTRANT ARE URGED TO READ CAREFULLY ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING REGISTRANT’S PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REGISTRANT AND THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain copies of the proxy statement and other documents filed with the SEC (when available) free of charge at the SEC’s website, /www.sec.gov or at Registrant’s website (investor.tiffany.com/financial-information) or by writing to the Corporate Secretary at 727 Fifth Avenue, New York, New York 10022, Attn: Corporate Secretary (Legal Department).

Participants in Solicitation

Registrant and its directors, executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from Registrant’s stockholders in respect of the proposed acquisition. Information about the directors and executive officers of Registrant is set forth in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 17, 2019. Other information regarding participants in the proxy solicitations in connection with the proposed acquisition, and a description of any interests that they have in the proposed acquisition, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed acquisition when they become available. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via Registrant’s Investor Relations section of its website at investor.tiffany.com/financial-information.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of November 24, 2019, by and among Tiffany & Co., LVMH Moët Hennessy - Louis Vuitton SE, Breakfast Holdings Acquisition Corp. and Breakfast Acquisition Corp.

3.1	First Amendment to the Restated By-Laws of Tiffany & Co., as last amended as of January 18, 2018.

99.1	Joint Press Release, dated as of November 25, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant hereby undertakes to furnish supplemental copies of any omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that Registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By:	/s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary and General Counsel

Date: November 25, 2019